Exhibit 10.1

NON-REVOLVING LINE OF CREDIT

LOAN AGREEMENT AMENDMENT #2

This Non-Revolving Line of Credit Line of Credit Loan Agreement Amendment #2 ( “Amendment #2”), effective as of April 13, 2024 (the “Amendment #2 Effective Date”), amends that certain Non-Revolving Line of Credit Agreement, with an effective date of May 13, 2022 (the “Agreement”), as amended as of November 13, 2023 (“Amendment #1), between Loop Media, Inc., a Nevada corporation (the “Borrower”), RAT Investment Holdings, LP, as administrator of the loan (the “Administrator”) and the lenders set out in Exhibit A hereto (each a “Lender” and collectively, the “Lenders”). Each of the Borrower, the Administrator and each Lender is a “Party” to this Amendment #2 and together are “Parties.” Terms used herein but not otherwise defined herein have the meaning given to such terms in the Agreement.

WHEREAS, the Parties have agreed that the Agreement should be amended as set forth in this Amendment #2, including extending the original Line of Credit Maturity Date by fourteen (14) months, from eighteen (18) months from the Effective Date of the Agreement to thirty-two (32) months from the Effective Date of the Agreement, or to January 13, 2025.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment #2, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Borrower and the Lender agree as follows:

1.	Extension of Line of Credit Maturity Date.

Section I – Definitions and Interpretation – 1.1 Terms Defined – “Line of Credit Maturity Date” in the Agreement is hereby removed and replaced in its entirety by the following:

“Line of Credit Maturity Date – Thirty-two (32) months from the Effective Date.”

2.	Amendment of Payment Terms.

Section II – The Loan – 2.3 “Interest” in the Agreement is hereby amended and supplemented to add paragraph d. to the end of such Section, as follows:

d. Notwithstanding paragraphs a., b. and c. of this Section, payments of interest or principal under the Agreement and the Note will be due and payable from April 13, 2024, to the Line of Credit Maturity Date, as follows:

i.	One payment of $121,000, comprised of accrued interest of $11,000 due through April 13, 2024, and an initial payment of principal of $110,000, due on April 13, 2024; and

ii.	Nine (9) monthly payments of principal of $110,000 plus accrued interest, commencing May 13, 2024.

3.	Miscellaneous.

(a)	Governing Law. This Amendment #2 will be governed by and construed in accordance with the internal laws of the State of Florida without giving effect to any choice or conflict of law provision or rule.

(b)	Counterparts. This Amendment #2 may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), or other transmission method, and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(c)	Entire Agreement. This Amendment #2, together with Amendment #1 and the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subject therein and herein. Except as amended by this Amendment #2, the Agreement shall remain unchanged and in full force and effect, and this Amendment #2 shall be governed by and subject to the terms of each of the Agreement, as amended hereby. In the event of any inconsistency between this Amendment #2, Amendment #1 and the Agreement, the provisions of this Amendment #2 will control.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Amendment #2 to be duly executed by their respective authorized signatories as of the dates noted below.

BORROWER:

LOOP MEDIA, INC.

By:	/s/ Neil Watanabe
Name:	Neil Watanabe
Title:	CFO
Date:	April 18, 2024

LOAN ADMINISTRATOR:

RAT INVESTMENT HOLDINGS, LP

By:	/s/ Roger A. Tichenor
Name:	Roger A. Tichenor
Title:	General Partner
Date:	April 18, 2024

LENDER:

RAT INVESTMENT HOLDINGS, LP

By:	/s/ Roger A. Tichenor
Name:	Roger A. Tichenor
Title:	General Partner
Date:	April 18, 2024

LENDER:

BOSTON FIDELITY FINANCIAL, LLC

By:	/s/ Shannon Ciaravella
Name:	Shannon Ciaravella
Title:	Managing Member
Date:	April 18, 2024

(Signature page to Non-Revolving Line of Credit Loan Agreement Amendment #2)

LENDER:

RANDALL OSER LP

By:	/s/ Randall Oser
Name:	Randall Oser
Date:	April 18, 2024

LENDER:

NEIL OSER

By:	/s/ Neil Oser
Name:	Neil Oser
Date:	April 18, 2024

LENDER:

SIESTA PRIVATE MORTGAGES, LLC

By:	/s/ Scott D. Williams
Name:	Scott D. Williams
Title:	Manager
Date:	April 18, 2024

LENDER:

AFW VENTURES, LLC

By:	/s/ Ralph Wheaton
Name:	Ralph Wheaton
Title:	Manager
Date:	April 18, 2024

(Signature page to Non-Revolving Line of Credit Loan Agreement Amendment #2)

LENDER:

ERE SEP, LLC

By:	/s/ Eric Elliott
Name:	Eric Elliott
Title:	Managing Member
Date:	April 18, 2024

LENDER:

ON PURPOSE HOLDINGS, LP

By:	/s/ Harris B. Williams, Jr.
Name:	Harris B. Williams, Jr.
Title:	General Partner
Date:	April 18, 2024

LENDER:

ADK HOLDINGS, LLC

By:	/s/ Jared Kaban
Name:	Jared Kaban
Title:	Managing Member
Date:	April 18, 2024

(Signature page to Non-Revolving Line of Credit Loan Agreement Amendment #2)

EXHIBIT A

RAT Lenders

RAT Investment Holdings LP, Loan Administrator

Date of Loans: May 13, 2022

LENDER/HOLDER	LOAN AMOUNT
Boston Fidelity Financial, LLC Attn: Shannon Ciaravella, Managing Member	$1,000,000

Randall Oser	$200,000

Neil Oser	$200,000

Siesta Private Mortgages, LLC Scott D. Williams, Manager	$100,000

RAT Investment Holdings, LP Roger Tichenor, General Partner	$100,000

AFW Ventures, LLC Ralph Wheaton, Manager	$100,000

ERE SEP, LLC Eric Elliott, Managing Member	$100,000

On Purpose Holdings, LP Harris B. Williams, Jr., General Partner	$200,000

ADK Holdings, LP Jared Kaban, Managing Member	$200,000

TOTAL:	$2,200,000